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                                                                EXHIBIT h(31)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated April 21, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, Keyport Life Insurance Company, a Rhode Island life insurance company and Keyport Financial Services, Corp., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------------
      FUNDS AVAILABLE UNDER THE                    SEPARATE ACCOUNTS                     CONTRACTS FUNDED BY THE SEPARATE
             POLICIES                              UTILIZING THE FUNDS                                ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 Variable Account A                                o    DVA
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund




     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:  12/28/98




                                       AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN          By: /s/ ROBERT H. GRAHAM
------------------------------          --------------------------------------
Name:   Nancy L. Martin              Name:   Robert H. Graham
Title:  Assistant Secretary          Title:  President


(SEAL)

                                       KEYPORT LIFE INSURANCE COMPANY



Attest: /s/ DONALD A. TRUMAN           By:  /s/ JACOB M. HIRSCHLER
       ------------------------             ----------------------------------
Name:  /s/ DONALD A. TRUMAN            Name: /s/ JACOB M. HIRSCHLER
       ------------------------             ----------------------------------
Title: Assistant Vice President        Title: Vice President
       and Assistant Secretary
       ------------------------             ----------------------------------
(SEAL)

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                                       KEYPORT FINANCIAL SERVICES, CORP.



Attest: /s/ DONALD A. TRUMAN           By:  /s/ JACOB M. HIRSCHLER
       ------------------------             ----------------------------------
Name:  /s/ DONALD A. TRUMAN            Name: /s/ JACOB M. HIRSCHLER
       ------------------------             ----------------------------------
Title: Assistant Vice President        Title: Vice President
       and Assistant Secretary
       ------------------------             ----------------------------------

(SEAL)




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